                                                                   EXHIBIT 10.10

                               SERVICE AGREEMENT

This agreement entered into this 4th day of December, 1996, ("Agreement Date") by and between ONSALE, a California Corporation, with an office at 1861 Landings Drive, Mountain View, CA 94043 ("ONSALE") and the Gage Marketing Group with an office at 101 Union Street, Plymouth, MI 48179 ("Gage").

WHEREAS, ONSALE desires the services of a fulfillment house; and

WHEREAS, Gage desires to provide the services of a fulfillment house to ONSALE.

NOW, THEREFORE, in consideration of the following terms and conditions, ONSALE and Gage agree as follows:

1.  SCOPE OF WORK

Gage shall provide to ONSALE the Services set forth in Exhibit A hereto (hereinafter "Services") and shall distribute the ONSALE products set forth in Exhibit B ("Merchandise").

2.  PRICES, PAYMENTS, TAXES AND AUDITS

ONSALE shall pay Gage the on-going service fees and expense reimbursements set forth in Exhibit C ("Pricing") hereto. Gage shall supply ONSALE upon request with documentation to support such charges. ONSALE shall not pay for any expenses it has not approved in advance. Such payments shall be made by ONSALE no more than thirty (30) days following invoice by Gage.

The prices set forth in Exhibit C are exclusive of any amount for Federal, State and/or Local excise, sales, use property, retailers' occupation or similar taxes. If any such excluded tax is determined to be applicable to the transactions made under this Agreement the amount of such tax shall be itemized on Gage's monthly invoice for the Services invoices thereon.

ONSALE reserves the right to audit Gage's records relating to this agreement upon ten (10) days notice to Gage. Such audit shall be during normal business hours and shall be conducted observing Gage's reasonable facility rules.

3.  ONSALE PROPERTY

A.  Description
---------------

Gage acknowledges that ONSALE shall retain all rights and title to property supplied by ONSALE including that listed on Exhibit B hereto, as Exhibit B may, from time to time, be updated or amended, which ONSALE shall deliver to Gage for safekeeping and distribution as instructed by ONSALE (hereinafter "ONSALE Property").

Gage may from time to time, purchase or manufacture to ONSALE's order and specifications, materials for distribution as instructed by ONSALE. All rights and title to such materials shall pass to ONSALE immediately upon Gage's receipt of ONSALE's payment for same and such will become ONSALE property.


                    [**] Confidential Treatment Requested
                         --------------------------------

C) Upon termination or expiration of the agreement, Gage shall promptly fill all accepted but unshipped orders for Product unless otherwise requested by ONSALE.

D) Either party's acceptance of any order from the other after the termination or expiration of this agreement shall not be construed as a renewal or extension of this agreement, nor as a waiver of termination or expiration of this agreement.

E) The terms, provisions, representations and warranties contained in this agreement that by their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performance and termination or expiration of this agreement, including without limitation the making of any and all payments due under this agreement and the confidentiality provisions.

6. INSURANCE

Gage shall obtain and continue at its own cost and expense at all times and in full force and effect throughout the term of the agreement sufficient insurance to cover all of ONSALE's property in its possession and Gage's obligations thereunder.

7. SECURITY OF ONSALE PROPERTY

A) Gage shall store all ONSALE Property in secure buildings under its control and be responsible for its safekeeping. ONSALE reserves the right to inspect and inventory ONSALE Property in Gage's possession upon reasonable notice to Gage. Such inspections shall be during normal business hours and shall be conducted observing Gage's reasonable facility rules.

B) From time to time, ONSALE may place into Gage's control certain documentation prior to its introduction into commerce ("Pre-release Products"). ONSALE shall identify Pre-release Products as such to Gage and Gage shall store and handle Pre-release Property with a high level of security so as to prevent releases prior to notification from ONSALE.

C) All other Products shall be handled at a high level of security, at not time shall any Products be handled with less than the same care and security as it handles its own property of similar value.

D) Gage shall limit the physical adjustment transactions of the inventory system to only the necessary Gage employees.

E) All ONSALE inventory located in its possession or control at Gage will be included in the Gage inventory system.

8. INDEMNITY AND LIMITATION OF LIABILITY

Gage shall indemnify and hold ONSALE, its directors, officers, agents and employees harmless against all claims arising out of the acts or omission of Gage, its employees performance of any services for ONSALE or from Merchandise. Products and Services sold hereunder including reasonable attorney's fees and shall indemnify

ONSALE for the replacement costs of any ONSALE Property lost, stolen or damaged while in its possession or control.

9. CONFIDENTIAL INFORMATION

During and for two (2) years after the termination or expiration of this agreement Gage shall maintain in strict confidence all information disclosed to it by ONSALE or other, including, but not limited to, all price and marketing information, customers lists, technical information and data, and other information of any nature relating to all ONSALE products and services or the sale or distribution thereof. All information disclosed by ONSALE thereunder and information Gage obtains in connection with this agreement shall be used solely in furtherance of the interest of ONSALE.

10. TRAINING

Gage shall provide training as required. ONSALE shall have a right to reject any training materials, in its sole discretion, deemed inappropriate.

11. TRADEMARKS

Gage may not use any ONSALE trademark, trade name or service mark (collectively, "Mark) in any manner, including without limitation, for publicity purposes, without ONSALE's express written permission. Nothing herein, nor in any written permission shall grant to Gage any right to or interest in any ONSALE Mark. Gage hereby acknowledges ONSALE's ownership of all rights, titles and interests in its trademarks, trade names and service marks.

12. CREATIVE SERVICES

ONSALE reserves the sole and exclusive right of approval of any printed materials bearing it name or Mark(s), including without limitation, brochures, promotional merchandise and like products created for ONSALE by Gage. Gage will no distribute any such products without ONSALE's express written approval.

13. INDEPENDENT CONTRACTORS

This agreement does not create an agency, joint venture or partnership between Gage and ONSALE. Neither party shall impose or create any obligation of responsibility, express or implied, or make any promises, representations or warranties on behalf of the other party, other than as expressly provided herein. Nothing in the agreement shall be construed so as to make Gage, its employees or agents, entitled to participate in any of ONSALE's employees or agents, entitled to participate in any of ONSALE's employee benefit programs. ONSALE shall not be liable to pay wages, withhold any taxes, provide any insurance, or otherwise be obligated as an employer. ONSALE shall not be responsible to any of the various governmental agencies for Worker's Compensation insurance or any other type of employee insurance, withholding taxes, or social security taxes for Gage, employees or other agent of Gage.

14. WARRANTIES

Gage warrants that it shall maintain all records relating to this agreement in accordance with generally accepted accounting principles; that it will secure all ONSALE Property with appropriate access control and use the same protective measures as it would use for its own property of similar value: that all statements, invoices and inventories sent to ONSALE are true a accurate as of the date of issue; and that it will perform the duties and responsibilities set forth in the agreement in a timely and business like manner.

15. GENERAL

A. Assignment
-------------

Neither party may assign any of its rights or responsibilities under this agreement without the express written permission of the other party.

B. Amendments
-------------

No amendements to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

C. Severability
---------------

If for any reason a court of competent jurisdiction finds any provision of this agreement, or portion thereof, to be unenforceable, that provision of the agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized signatories as of the date set forth above,

Accepted:

GAGE MARKETING GROUP                              ONSALE


By:___________________________________            By:/s/ John Sauerland
                                                     ---------------------------

Terry Niles                                       John Sauerland
President, Marketing Services Division            Chief Financial Officer

14. WARRANTIES

Gage warrants that it shall maintain all records relating to this agreement in accordance with generally accepted accounting principles; that it will secure all ONSALE Property with appropriate access control and use the same protective measures as it would use for its own property of similar value: that all statements, invoices and inventories sent to ONSALE are true a accurate as of the date of issue; and that it will perform the duties and responsibilities set forth in the agreement in a timely and business like manner.

15. GENERAL

A. Assignment
-------------

Neither party may assign any of its rights or responsibilities under this agreement without the express written permission of the other party.

B. Amendments
-------------

No amendements to or modification of this Agreement shall be binding unless in writing and signed by a duly authorized representative of both parties.

C. Severability
---------------

If for any reason a court of competent jurisdiction finds any provision of this agreement, or portion thereof, to be unenforceable, that provision of the agreement shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Agreement through their duly authorized signatories as of the date set forth above,

Accepted:

GAGE MARKETING GROUP                              ONSALE


By:/s/ Terry Niles                                By:___________________________
   -----------------------------------

Terry Niles                                       John Sauerland
President, Marketing Services Division            Chief Financial Officer

                                   EXHIBIT A
                                   ---------

SERVICES
--------

     For description of services, referenced the attached proposals dated November 22, 1996.

                          [LOGO OF GAGE APPEARS HERE]

November 22, 1996

Mr. John Saverland
ONSALE
1861 Landings Drive
Mountain View, CA 94043

Dear John:

On behalf of the Gage Marketing Group, I am pleased to present the following for your consideration.

OVERVIEW
--------

ONSALE markets computer equipment via the Internet acting as on on-line auction house.
Products are currently shipped through one of the following channels of distribution:

   FULFILMENT CENTER           LOCATION             AVERAGE WEEKLY ORDER VOLUME
   -----------------           --------             ---------------------------
Federal Express           San Francisco & Memphis           1,000 - 1,500
ONSALE                    Mountainview                      1,000 - 1,500
Manufacturer              Various Locations                 2,000 - 3,000
                                                            -----   -----
                                                            4,000 - 6,000

Fewer than ten shipments are returned per week. However, this may increase when cash-on-delivery terms are offered. All products are prepackaged and all instock items are shipped within twenty-four hours from receipt of order.

PROPOSED SERVICE
----------------

Gage's Marketing Support Services division provides fulfilment and distribution services. The following centers are available to support ONSALE's distribution requirements

   GAGE FULFILMENT CENTERS           CAPACITY            ANNUAL ORDERS PROCESSED
   -----------------------           --------            -----------------------
Detroit                         625,000 Square Feet              750,000
Kankakee (Chicago)              140,000 Square Feet            2,500,000
Minneapolis                     480,000 Square Feet            3,000,000
                                -------------------            ---------
                              1,245,000 Square Feet            6,250,000

Initially, we propose to process ONSALE's orders through the fulfilment center in Detroit where secure storage is immediately available. The Kankakee and Minneapolis facilities provide ONSALE with additional resources for future utilization.

The attached diagram outlines the process Gage proposes to fulfill orders for ONSALE products.

               [LETTERHEAD OF GAGE MARKETING GROUP APPEARS HERE]

IMPLEMENTATION PLAN
-------------------

A comprehensive implementation plan will be developed upon acceptance of this proposal. The plan will include:

 . Personalize Gage's Customer Quality Operating System (CQOS) to support
  ONSALE's requirements. CQOS defines a customers expectations, establishes procedures and outlines measurable. All elements are documented and updated continuously.

 . Establish system & communication linkages.

 . Prepare facility.

 . Identify and prepare Account Team.

 . PHASE 1  Transfer Federal Express fulfillment responsibilities to Gage.
  (Operational 1/1/97)

 . PHASE 2  Transfer ONSALE's fulfillment responsibilities to Gage.
  (Operational 2/1/97)

 . PHASE 3  Transfer manufacturers fulfillment responsibilities to Gage.
  (Operational 3/1/97)

PROJECTED 1997 BUDGET
---------------------

IMPLEMENTATION FEE                                                  $[**]

RECURRING FEES

PHASE 1 (Federal Express 1/1/97 - 12/31/97)
 . 1,000 - 1,500 Orders Per Week x $[**] Per Order x 52 Weeks    $[**]    - $[**]
 . 1,250 - 1,875 Items Ordered Per Week x [**] Per
  Item x 52 Weeks                                                [**]    -  [**]

PHASE 2 (ONSALE 2/1/97 - 12/31/97)
 . 1,000 - 1,500 Orders Per Week x $[**] Per Order x 48 Weeks     [**]    -  [**]
 . 1,250 - 1,875 Items Ordered Per Week x [**] Per                [**]    -  [**]
  Item x 48 Weeks

PHASE 3 (Manufactures 3/1/97 - 12/31/97)
 . 2,000 - 3,000 Orders Per Week x $[**] Per Order x 44 Weeks     [**]    -  [**]
 . 2,500 - 3,750 Items Ordered Per Week x [**] Per                [**]    -  [**]
  Item x 44 Weeks


TOTAL PROJECTED 1997 BUDGET                                     $[**]    - $[**]
 . 188,000 - 282,000 Orders Processed
 . 235,000 - 352,000 Items Processed
  (Average handling charge Per Order/Item processed  $[**])

    Assumptions
    . Instock orders are processed within 24 hours from receipt of order. . Backorders are processed on a FIFO basis.
    . 25% of all orders require two items.
    . Inventory turns 20-30 times per year.
    . 10,000 Square Feet of continuous secure storage required.
    . 100 - 400 Unique Items (sku) in inventory.
    . All items are prepackaged.

John, I want to thank ONSALE for giving Gage the opportunity to review its fulfillment requirements and submit this proposal. I believe we understand the requirements and I am confident that we can support those requirements. Gage has well over forty years of fulfillment experience. We have the personnel, systems and facilities available to begin working with ONSALE immediately. I would welcome the opportunity to personally present this proposal and of course, you and your ONSALE associates are welcome to visit Gage's facilities. Please feel free to call me with any questions. I look forward to hearing from you.

Sincerely,

/s/ Timothy Anthony
Timothy Anthony
313.414.2620

cc: C. Lucas
    T. Niles
    J. Rewey


                    [**] Confidential Treatment Requested
                         --------------------------------

                                   EXHIBIT B
                                   ---------


Merchandise
-----------

Merchandise categories consist of:

    =  Desktop PCs
    =  Printers
    =  Memory & CPUs
    =  Servers
    =  Notebooks
    =  Networking
    =  Plotters and Scanners
    =  Apple/Sun Products
    =  Drives & Controllers
    =  Monitors
    =  CD-ROMs & Multimedia
    =  Video and Photography
    =  Hi Fi Audio & Home Theater
    =  Portable Audio & Car Stereo
    =  Phones, Faxes and Home Office
    =  Consumer Electronics
    =  Computer Accessories
    =  Mice & Keyboards
    =  Printer Accessories/Toner
    =  Modems/Sound Cards
    =  Software
    =  Motherboards
    =  Video Cards

    Reference the attached copy of "ONSALE" - Auctions of Computers and Electronics."

ONSALE - Auctions of Computers and Electronics                            Page 2
--------------------------------------------------------------------------------

 ----------------                  --------------------------
     CATEGORIES                     HOT DEALS
 ----------------                  --------------------------

> Desktop PCs                      > Packard Bell Pentium 75 w/8 MB RAM, 1 GB HD
  -----------                        -------------------------------------------
> Printers                         & 4X CD-ROM from $100!
  --------                          ----------------------
> Memory & CPUs                    > Packard Bell 486 DX/2 66 MHz 8 MB RAM, 540
  -------------                      -------------------------------------------
> Servers                          MB HDD from $100
  -------                          ----------------
> Notebooks                        > JVC GR-DVI Ultra Small Digital "CyberCam"
  ---------                          -----------------------------------------
> Networking                       Camcorder from $999!
  ----------                       --------------------
> Plotters and Scanners            > NEW!!! CYRIX 6X86-p166+System 16MB/2GB HD
  ---------------------              ------------------------------------------
> Apple/Sun Products               from $250!
  ------------------               ----------
> Drives & Controllers             > Pentium 166 MHZ Power Plus System 32 MB/3.2
  --------------------               -------------------------------------------
> Monitors                         GB HD/8X CD/28.8 V.34 from $450!
  --------                         --------------------------------
> CD-ROMs & Multimedia             > 100 MHZ Pentium System 16MB/1.2GB HD from
  --------------------               -----------------------------------------
> Video and Photography            $200!
  ---------------------            -----
> Hi Fi Audio & Home Theatre       > NEC Versa 4000D with P75, 8MB, 540 MB HD
  --------------------------         ----------------------------------------
> Portable Audio & Car Stereo      w/2x CD Rom Notebook from $499!
  ---------------------------      -------------------------------
> Phones, Faxes and Home Office    > NEC Versa 586/100, 8M, 540HD, 10.4"
  -----------------------------      -----------------------------------
> Consumer Electronics             Display from $499!
  --------------------             ------------------
> Computer Accessories             > Internal Controllers for the OMS PS Series
  --------------------               ------------------------------------------
> MICE & Keyboards                 Printers from $100!
  ----------------                 -------------------
> Printer Accessories/Toner        > Sanyo SEX-P50 Plain Paper Inkjet Fax
  -------------------------          ------------------------------------
> Modems/Sound Cards               Machine from $199!
  ------------------               ------------------
> Software                         > Lexmark Winwriter 600 Laser Printer from
  --------                         $100!
> Motherboards                     -----
  ------------                     > HP Laserjet III Printer from $399!
> Video Cards                        ----------------------------------
  -----------                      > QMS ColorScript 210 Network Color Printer
                                     -----------------------------------------
                                   from $499!
                                   ----------
                                   > DEC colorwriter 520ic - Color Inkjet
                                     ------------------------------------
                                   Printer from $145!
                                   ------------------
                                   > AST Vision 7L 17" Monitor from $200!
                                     ------------------------------------
                                   > 21" NCR, 28 DPL, 1600 X 1280 Res, Extended
                                     ------------------------------------------
                                   SVGA Monitor from $500!
                                   -----------------------
                                   > Dell 17" 1728 SVGA, 28 Dot Pinch Monitor
                                     ----------------------------------------
                                   from $25!
                                   ---------
                                   > Hewlett Packard IBM: Compaq and DEC
                                     -----------------------------------
                                   Servers, Servers and more Servers!!
                                   -----------------------------------
                                   > Mag DX17I 17-inch, 26 Dot Pitch Trinitron
                                     -----------------------------------------
                                   Color Monitor from $25!
                                   -----------------------
                                   > Hewlett Packard Networking Extravaganza!!
                                     -----------------------------------------
                                   > Simms, Simms, Simms & Intel Pentium
                                     -----------------------------------
                                   Processors!
                                   -----------
                                   > Dell 15" 1528 SVGA, 28 Dot Pinch Monitor
                                     ----------------------------------------
                                   from $25!
                                   ---------
                                   > 8x32 32MB 72 pin SIMM 70ns from $25!
                                     ------------------------------------
                                   > 8MB 72 PIN SIMM 70NS (2X32) (Non-EDO)
                                     -------------------------------------
                                   from $10!
                                   ---------
                                   > NEW!!! Artec ViewStation A6000C
                                   ----------------------------------
                                   Color Flatbed Scanner for PC from $20!
                                   --------------------------------------
                                   > New 12X IDE CD-ROM from $149!
                                     -----------------------------
                                   > 486 MOTHERBOARD SX25-DX4/133MHZ PCI from
                                     ----------------------------------------
                                   $64!
                                   ----
                                   ---------------------------------------------

                                   GREAT GIFT IDEAS

                                   > Citizen 2.2" Handheld LCD Color TV from
                                     ---------------------------------------
                                   $49!
                                   ----
                                   > Manguavox Remote AM/FM Portable CD BoomBox
                                     ------------------------------------------
                                   w/7 Disk Changer from $89!
                                   ---------------------------
                                   > Sanyo SJ3020 Electric Citrus Juicer from
                                     ----------------------------------------
                                   $19!
                                   ----
                                   > Sharp 128 KB Personal Electronic Organizer
                                     ------------------------------------------
                                   from $29!
                                   ---------
                                   > Sanyo  SK3G "Toasty" Toaster/Snack Maker
                                     ----------------------------------------
                                   from $19!
                                   ---------
                                   > JVC HRS-5100 Super VHS HI-FI VCR w/DSS
                                     --------------------------------------
                                   Satellite Connector from $2001!
                                   -------------------------------
                                   > JVC MX-77 Compact Component System w/
                                     -------------------------------------------
                                   Compulink & Labyrinth Port System from $249!
                                   --------------------------------------------
                                   > Sony D-830K Discman w/ Car Kit and
                                     ----------------------------------
                                   Electronic Shock Protection from $49!
                                   -------------------------------------
                                   > Canon PC-6 RE Personal/Office Copier from
                                     -----------------------------------------
                                   $379!
                                   -----

________________________________________________________________________________

                                EXHIBIT C
                                ---------

Pricing
-------

IMPLEMENTATION FEE                                          [**]


ORDER PROCESSING                                         $[**] PER ORDER
Includes: Receiving, Warehousing & Inventory Control.   Includes Two Items
Fulfillment, Account Management and Quality Assurance. $[**] Per Additional
                                                                Item

OPTIONAL
--------

Coordinate Returns (If Requested)                      $[**] Per Item Returned


Material Handling (If Requested)                               $[**] Per Hour
     -Inventory Physical
     -Scrapping
     -Special Material handling

ADMINISTRATION (If Requested)                           $[**] Per Hour

RUSH SHIPMENTS (If Requested)                           $[**] Per Hour

FAXING (If Requested)                                            $[**] Per Page

Transportation & Telecommunications charges invoiced at cost plus [**]%. Reference attached copies of rate information.


                    [**] Confidential Treatment Requested
                         --------------------------------

UPS GROUND SERVICE
1 to 70 pounds

 . All rates are effective February 3, 1996.
 . Any fraction of a pound over the weight shown takes the next highest rate. . Refer to the Additional Information page in the back of the book.


COMMERCIAL DELIVERIES

WEIGHT IN POUNDS

------------------------------------------------------------   ------------------------------------------------------------
                            ZONES                                                          ZONES
     -------------------------------------------------------        -------------------------------------------------------
        2       3       4       5       6       7       8              2       3       4       5       6       7       8
     -------------------------------------------------------        -------------------------------------------------------
  1   $2.52   $2.70   $2.94   $3.03   $3.10   $3.19   $3.24     36   $6.28   $7.73   $8.98  $10.95  $13.81  $18.72  $19.79
  2    2.57    2.76    3.20    3.32    3.51    3.62    3.83     37    6.38    7.90    9.18   11.22   14.15   17.14   20.30
  3    2.65    2.91    3.40    3.55    3.82    3.96    4.28     38    6.47    8.07    9.39   11.48   14.49   17.57   20.80
  4    2.76    3.04    3.56    3.74    4.05    4.23    4.63     39    6.56    8.22    9.59   11.74   14.84   17.99   21.31
  5    2.90    3.19    3.65    3.86    4.22    4.44    4.87     40    6.66    8.37    9.79   12.00   15.17   18.42   21.82
------------------------------------------------------------   ------------------------------------------------------------
  6    3.03    3.28    3.72    3.94    4.35    4.61    5.09     41    6.75    8.52   10.01   12.26   15.50   18.84   22.33
  7    3.14    3.35    3.77    4.01    4.51    4.82    5.35     42    6.86    8.67   10.22   12.53   15.85   19.27   22.85
  8    3.26    3.42    3.83    4.07    4.65    5.08    5.68     43    6.96    8.84   10.43   12.79   16.19   19.69   23.36
  9    3.38    3.50    3.90    4.16    4.83    5.37    6.08     44    7.06    9.00   10.64   13.05   16.54   20.13   23.87
 10    3.50    3.61    3.99    4.29    5.02    5.74    6.55     45    7.17    9.18   10.85   13.31   16.89   20.55   24.38
------------------------------------------------------------   ------------------------------------------------------------
 11    3.61    3.72    4.06    4.47    5.28    6.11    7.03     46    7.26    9.33   11.06   13.58   17.21   20.97   24.88
 12    3.70    3.84    4.19    4.68    5.56    6.51    7.51     47    7.36    9.48   11.27   13.83   17.53   21.36   25.36
 13    3.78    3.97    4.31    4.94    5.88    6.93    8.02     48    7.43    9.60   11.47   14.09   17.82   21.74   25.84
 14    3.86    4.12    4.46    5.19    6.22    7.35    8.53     48    7.50    9.71   11.67   14.32   18.10   22.11   26.28
 15    3.94    4.28    4.65    5.46    6.56    7.79    9.05     50    7.55    9.80   11.82   14.53   18.37   22.43   26.70
------------------------------------------------------------   ------------------------------------------------------------
 16    4.02    4.46    4.84    5.73    6.93    8.24    9.57     51    7.63    9.91   11.98   14.70   18.62   22.74   27.06
 17    4.11    4.64    5.06    5.99    7.29    8.69   10.09     52    7.68    9.99   12.08   14.82   18.82   22.97   27.34
 18    4.20    4.80    5.25    6.25    7.65    9.13   10.50     53    7.74   10.06   12.17   14.91   18.96   23.15   27.55
 19    4.30    4.96    5.45    6.49    7.99    9.54   11.10     54    7.78   10.10   12.22   14.99   19.05   23.27   27.88
 20    4.43    5.11    5.64    6.74    8.34    9.94   11.59     55    7.83   10.15   12.29   15.06   19.14   23.39   27.83
------------------------------------------------------------   ------------------------------------------------------------
 21    4.56    5.28    5.83    6.98    8.67   10.35   12.09     56    7.89   10.21   12.35   15.13   19.22   23.50   27.95
 22    4.69    5.44    6.03    7.24    9.00   10.75   12.58     57    7.94   10.26   12.40   15.21   19.30   23.61   28.07
 23    4.83    5.60    6.22    7.49    9.33   11.16   13.08     58    8.01   10.33   12.45   16.28   19.39   23.71   28.20
 24    4.97    5.76    6.42    7.74    9.67   11.57   13.57     59    8.07   10.39   12.51   15.35   19.48   23.82   28.32
 25    5.10    5.92    6.63    8.00   10.01   11.99   14.08     60    8.13   10.45   12.56   15.43   19.56   23.92   28.46
------------------------------------------------------------   ------------------------------------------------------------
 26    5.22    6.10    6.82    8.25   10.34   12.40   14.58     61    8.19   10.51   12.63   15.51   19.65   24.03   28.59
 27    5.35    6.26    7.03    8.51   10.67   12.83   15.08     62    8.25   10.56   12.68   15.58   19.73   24.14   28.73
 28    5.46    6.43    7.23    8.78   11.01   13.24   15.59     63    8.30   10.62   12.74   15.66   19.83   24.24   28.86
 29    5.56    6.58    7.45    9.03   11.36   13.67   16.10     64    8.36   10.67   12.79   15.73   19.92   24.35   29.01
 30    5.66    6.73    7.67    9.31   11.72   14.09   16.63     65    8.41   10.73   12.84   15.81   20.01   24.46   29.15
------------------------------------------------------------   ------------------------------------------------------------
 31    5.76    6.88    7.89    9.60   12.09   14.52   17.16     66    8.46   10.78   12.90   15.87   20.10   24.59   29.28
 32    5.87    7.03    8.12    9.88   12.45   14.96   17.69     67    8.52   10.85   12.96   15.94   20.19   24.71   29.42
 33    5.97    7.20    8.34   10.15   12.80   15.40   18.23     68    8.57   10.91   13.01   15.99   20.28   24.83   29.54
 34    6.08    7.38    8.55   10.43   13.14   15.85   18.75     69    8.66   11.01   13.12   16.21   20.57   25.08   29.74
 35    6.19    7.54    8.77   10.69   13.47   16.28   19.28     70    8.71   11.06   13.17   16.26   20.65   25.35   29.99
------------------------------------------------------------   ------------------------------------------------------------

                                 PACKAGES WEIGHING OVER 70 POUNDS REQUIRE A UPS OVER 70 POUNDS STICKER.
UPS GROUND SERVICE
71 to pounds

Commercial Deliveries
WEIGHT IN POUNDS
WEIGHT IN POUNDS

------------------------------------------------------------------   ---------------------------------------------------------------
                            ZONES                                                                ZONES
    -------------------------------------------------------------       -----------------------------------------------------------
       2        3        4        5        6        7        8             2       3       4        5        6        7        8
    -------------------------------------------------------------       -----------------------------------------------------------
71  $13.42  $15.09  $16.88   $18.89   $22.47   $26.47   $30.54    111 $35.56  $37.72  $39.61   $40.74   $43.17   $44.99   $47.23
72   17.09   18.62   20.04    21.11    24.39    27.86    31.24    112  35.87   38.05   39.95    41.09    43.53    45.36    47.62
73   19.90   21.41   23.09    23.75    26.51    29.33    32.13    113  36.18   38.38   40.30    41.44    43.90    45.73    48.00
74   21.96   23.55   25.12    25.99    28.38    30.70    32.98    114  36.50   38.70   40.64    41.79    44.26    46.10    48.39
75   23.48   25.11   26.44    27.23    29.50    31.41    33.58    115  36.80   39.03   40.98    42.14    44.62    46.47    48.77
------------------------------------------------------------------       -----------------------------------------------------------
76   24.08   25.67   27.17    28.16    30.29    31.90    34.00    116  37.11   39.35   41.33    42.49    44.98    46.84    49.15
77   24.55   26.16   27.68    28.50    30.62    32.07    34.20    117  37.42   39.68   41.67    42.84    45.34    47.22    49.54
78   25.00   26.64   28.16    28.99    31.04    32.45    34.45    118  37.73   40.01   42.00    43.19    45.71    47.59    49.92
79   25.45   27.11   28.62    28.39    31.44    32.88    34.71    119  38.04   40.33   42.34    43.54    46.07    47.96    50.31
80   25.85   27.54   29.04    29.81    31.84    33.29    35.03    120  38.35   40.65   42.69    43.89    48.43    48.33    50.70
------------------------------------------------------------------ -----------------------------------------------------------------
81   26.22   27.92   29.44    30.20    32.24    33.68    35.41    121  38.66   40.98   43.03    44.24    46.81    48.71    51.08
82   26.56   28.28   29.81    30.58    32.63    34.08    35.82    122  38.97   41.31   43.37    44.59    47.17    49.08    51.47
83   26.87   28.61   30.15    30.94    33.00    34.46    36.23    123  39.28   41.63   43.71    44.93    47.54    49.46    51.88
84   27.19   28.93   30.49    31.29    33.36    34.85    36.63    124  39.59   41.96   44.05    45.28    47.90    49.83    52.24
85   27.50   29.26   30.83    31.64    33.72    35.23    37.03    125  39.90   42.28   44.39    45.62    48.26    50.20    52.63
------------------------------------------------------------------ -----------------------------------------------------------------
86   27.81   29.59   31.18    31.99    34.10    35.61    37.43    126  40.21   42.60   44.73    45.98    48.62    60.67    53.01
87   28.12   29.91   31.52    32.34    34.47    36.00    37.82    127  40.53   42.93   45.08    46.33    48.98    50.94    53.40
88   28.42   30.23   31.86    32.69    34.83    36.38    38.22    128  40.84   43.26   45.42    46.88    49.35    51.32    53.78
89   28.73   30.56   32.19    33.04    35.20    36.76    38.61    129  41.15   43.58   45.76    47.03    49.71    51.69    54.16
90   29.05   30.88   32.53    33.38    35.56    37.14    39.01    130  41.45   43.91   46.10    47.38    50.07    52.06    54.55
------------------------------------------------------------------ -----------------------------------------------------------------
91   29.36   31.21   32.88    33.73    35.93    37.52    39.41    131  41.76   44.24   46.43    47.73    50.44    52.43    54.94
92   29.67   31.54   33.22    34.07    36.29    37.89    39.80    132  42.07   44.56   46.78    48.08    50.81    52.81    55.35
93   29.98   31.86   33.54    34.43    36.68    38.27    40.21    133  42.39   44.89   47.11    48.43    51.17    53.18    55.70
94   30.28   32.19   33.88    34.78    37.02    38.63    40.61    134  42.70   45.21   47.45    48.78    51.53    53.55    58.09
95   30.59   32.52   34.22    35.13    37.37    39.00    41.01    135  43.01   45.54   47.80    49.14    51.90    53.92    56.48
------------------------------------------------------------------ -----------------------------------------------------------------
96   30.91   32.84   34.50    35.48    37.71    39.37    41.41    136  43.31   45.87   48.14    49.49    52.28    54.30    56.86
97   31.22   33.17   34.82    35.83    38.05    39.75    41.80    137  43.62   46.19   48.48    49.84    52.62    54.67    57.25
98   31.53   33.49   35.19    36.18    38.40    40.13    42.20    138  43.93   46.51   48.82    50.19    52.98    55.05    57.54
99   31.84   33.81   35.53    36.53    38.77    40.50    42.59    139  44.25   46.84   49.15    50.54    53.34    55.42    58.02
100  32.15   34.14   35.86    36.88    39.15    40.88    42.99    140  44.56   47.17   49.49    50.89    53.72    55.80    58.40
------------------------------------------------------------------ -----------------------------------------------------------------
101  32.45   34.47   36.20    37.23    39.52    41.25    43.37    141  44.87   47.49   49.83    51.24    54.08    56.17    58.79
102  32.76   34.79   36.55    37.58    39.89    41.62    43.76    142  45.18   47.82   50.17    51.59    54.45    56.54    59.17
103  33.08   35.12   36.89    37.93    40.25    41.99    44.14    143  45.48   48.14   50.50    51.94    54.81    56.92    59.56
104  33.39   35.45   37.23    38.23    40.62    42.37    44.53    144  45.79   48.47   50.84    52.29    55.17    57.28    59.95
105  33.70   35.77   37.58    38.63    40.88    42.74    44.91    145  46.11   48.80   51.18    52.63    55.54    57.65    60.32
------------------------------------------------------------------ -----------------------------------------------------------------
106  34.01   36.10   37.92    38.98    41.34    43.12    45.31    146  46.42   49.12   51.52    52.98    55.89    58.00    60.70
107  34.32   36.42   38.25    39.34    41.71    43.49    45.69    147  46.73   49.44   51.85    53.31    56.25    58.36    61.06
108  34.63   36.75   38.59    39.69    42.07    43.87    46.08    148  47.03   49.77   52.19    53.65    56.60    58.72    61.41
109  34.94   37.08   38.94    40.04    42.43    44.24    46.46    149  47.33   50.06   52.53    53.98    56.96    59.08    61.76
110  35.24   37.40   39.28    40.39    42.79    44.61    46.85    150  47.81   50.37   52.85    54.31    57.31    59.44    62.11
------------------------------------------------------------------ -----------------------------------------------------------------

UPS GROUND SERVICE
1 to 70 pounds

 . All rates are effective February 3, 1996.
 . Any fraction of a pound over the weights shown takes the next higher rate. . Refer to the Additional Information page in the back of the book.

RESIDENTIAL DELIVERIES

WEIGHT IN POUNDS

------------------------------------------------------------   ------------------------------------------------------------
                            ZONES                                                          ZONES
     -------------------------------------------------------        -------------------------------------------------------
        2       3       4       5       6       7      8               2       3       4       5      6        7       8
     -------------------------------------------------------        -------------------------------------------------------
  1   $3.25   $3.44   $3.68   $3.76   $3.83   $3.93   $3.97     36   $6.99   $8.43   $9.69  $11.70  $14.59  $17.52  $20.63
  2    3.31    3.50    3.93    4.05    4.25    4.36    4.57     37    7.08    8.61    9.90   11.97   14.93   17.95   21.14
  3    3.39    3.65    4.13    4.29    4.56    4.70    5.03     38    7.18    8.77   10.10   12.23   15.27   18.39   21.65
  4    3.50    3.78    4.29    4.48    4.79    4.98    5.37     39    7.27    8.92   10.30   12.49   15.62   18.80   22.16
  5    3.64    3.92    4.39    4.60    4.96    5.18    5.62     40    7.37    9.08   10.52   12.76   15.96   19.24   22.67
------------------------------------------------------------   ------------------------------------------------------------
  6    3.76    4.00    4.44    4.67    5.09    5.36    5.84     41    7.46    9.23   10.73   13.02   16.30   19.67   23.19
  7    3.88    4.07    4.50    4.74    5.25    5.57    6.10     42    7.57    9.39   10.94   13.29   16.64   20.10   23.71
  8    3.99    4.14    4.55    4.80    5.39    5.82    6.42     43    7.67    9.55   11.15   13.55   17.00   20.53   24.22
  9    4.12    4.22    4.63    4.90    5.57    6.13    6.84     44    7.77    9.73   11.38   13.82   17.35   20.96   24.75
 10    4.24    4.33    4.71    5.02    5.76    6.49    7.31     45    7.88    9.89   11.57   14.08   17.69   21.40   25.26
------------------------------------------------------------   ------------------------------------------------------------
 11    4.38    4.44    4.81    5.21    6.02    6.86    7.79     46    7.98   10.05   11.79   14.35   18.03   21.81   25.77
 12    4.45    4.55    4.91    5.42    6.31    7.26    8.29     47    8.07   10.19   12.00   14.62   18.34   22.22   26.26
 13    4.53    4.69    5.04    5.67    6.63    7.68    8.79     48    8.14   10.32   12.20   14.87   18.63   22.60   26.73
 14    4.60    4.85    5.19    5.94    6.97    8.11    9.30     49    8.22   10.42   12.40   15.12   18.94   22.98   27.21
 15    4.68    5.01    5.37    6.21    7.32    8.56    9.82     50    8.28   10.53   12.58   15.33   19.22   23.33   27.64
------------------------------------------------------------   ------------------------------------------------------------
 16    4.77    5.19    5.58    6.48    7.69    9.01   10.36     51    8.36   10.65   12.74   15.56   19.53   23.71   28.10
 17    4.85    5.37    5.80    6.76    8.06    9.47   10.88     52    8.43   10.75   12.87   15.71   19.76   23.98   28.42
 18    4.95    5.53    5.99    7.01    8.43    9.92   11.40     53    8.49   10.83   12.96   15.83   19.95   24.21   28.68
 19    5.05    5.68    6.19    7.26    8.77   10.33   11.90     54    8.53   10.87   13.02   15.89   20.02   24.32   28.80
 20    5.16    5.84    6.37    7.49    9.12   10.74   12.39     55    8.58   10.92   13.08   15.97   20.11   24.43   28.94
------------------------------------------------------------   ------------------------------------------------------------
 21    5.27    5.97    6.54    7.72    9.42   11.11   12.87     56    8.64   10.97   13.14   16.04   20.20   24.54   29.07
 22    5.39    6.13    6.72    7.96    9.75   11.51   13.35     57    8.70   11.04   13.19   16.12   20.29   24.65   29.20
 23    5.52    6.28    6.91    8.19   10.07   11.90   13.84     58    8.76   11.10   13.25   16.19   20.37   24.77   29.33
 24    5.66    6.45    7.12    8.46   10.42   12.33   14.35     59    8.82   11.18   13.30   16.27   20.46   24.87   29.46
 25    5.80    6.81    7.32    8.71   10.75   12.75   14.86     60    8.89   11.22   13.36   16.34   20.54   24.99   29.59
------------------------------------------------------------   ------------------------------------------------------------
 26    5.92    6.79    7.52    8.98   11.09   13.16   15.36     61    8.94   11.28   13.42   16.42   20.63   25.09   29.72
 27    6.05    6.95    7.72    9.24   11.42   13.59   15.87     62    8.99   11.33   13.47   16.50   20.71   25.20   29.86
 28    6.16    7.12    7.94    9.50   11.77   14.01   16.38     63    9.06   11.39   13.53   16.57   20.81   25.30   30.00
 29    6.28    7.27    8.15    9.77   12.12   14.44   16.91     64    9.11   11.44   13.59   16.65   20.90   25.41   30.14
 30    6.38    7.43    8.38   10.05   12.48   14.86   17.43     65    9.17   11.51   13.64   16.73   21.00   25.52   30.29
------------------------------------------------------------   ------------------------------------------------------------
 31    6.46    7.58    8.60   10.33   12.86   15.30   17.97     66    9.22   11.57   13.70   16.79   21.09   25.66   30.42
 32    6.58    7.73    8.82   10.62   13.22   15.74   18.50     67    9.27   11.63   13.75   16.88   21.18   25.76   30.56
 33    6.69    7.89    9.04   10.89   13.58   16.20   19.04     68    9.33   11.69   13.80   16.92   21.28   25.89   30.69
 34    6.79    8.08    9.26   11.17   13.91   16.64   19.58     69    9.40   11.78   13.90   17.03   21.43   26.09   30.85
 35    6.90    8.24    9.49   11.44   14.25   17.09   20.10     70    9.46   11.83   13.96   17.07   21.51   26.25   31.03
------------------------------------------------------------   ------------------------------------------------------------

                                 Packages weighting over 70 pounds require a UPS over 70 pounds sticker.
UPS GROUND SERVICE
71 to 150 pounds

RESIDENTIAL DELIVERIES

WEIGHT IN POUNDS
UPS GROUND SERVICE

------------------------------------------------------------   ------------------------------------------------------------
                            ZONES                                                          ZONES
     -------------------------------------------------------        -------------------------------------------------------
        2       3       4       5       6       7       8              2       3       4       5       6       7       8
     -------------------------------------------------------        -------------------------------------------------------
 71  $14.10  $15.82  $17.82  $19.57  $23.39  $27.48  $31.57    111  $36.56  $38.67  $40.58 $41.83  $44.27  $46.11  $48.40
 72   17.91   18.88   20.52   22.00   25.30   25.30   32.24    112   36.88  39.017   40.92  42.18   44.65   46.49   48.77
 73   20.73   22.22   23.73   24.64   27.42   30.26   33.10    113   37.19   39.32   41.27  42.53   45.01   46.87   48.18
 74   22.81   24.50   25.87   26.90   29.32   31.68   33.96    114   37.51   39.57   41.61  42.89   45.38   47.24   49.55
 75   24.31   25.87   27.24   28.17   30.46   32.38   34.59    115   37.82   39.98   41.96  43.24   45.74   47.62   49.95
------------------------------------------------------------  -------------------------------------------------------------
 76   24.97   26.58   28.13   29.10   31.25   32.89   35.01    116   38.13   40.32   42.30  43.59   46.11   47.99   50.34
 77   25.44   27.03   28.58   29.46   31.59   33.06   35.21    117   38.44   40.66   42.65  43.95   46.48   48.37   50.73
 78   25.30   27.51   29.06   29.96   32.03   33.45   35.48    118   38.75   40.97   42.99  44.30   46.84   48.75   51.12
 79   26.34   27.96   29.49   30.37   32.44   38.88   35.72    119   39.07   41.30   43.33  44.65   47.22   49.12   51.51
 80   26.75   28.40   29.91   30.79   32.85   34.30   36.06    120   39.38   41.62   43.67  45.01   47.59   49.51   51.90
------------------------------------------------------------  -------------------------------------------------------------
 81   27.13   28.79   30.32   31.18   33.24   34.70   36.44    121   39.70   41.96   44.02  45.36   47.96   49.89   52.29
 82   27.48   29.15   30.69   31.56   33.63   35.10   36.87    122   40.00   42.29   44.36  45.71   48.33   50.26   52.68
 83   27.79   29.49   31.04   31.92   34.00   35.48   37.27    123   40.32   42.62   44.71  46.07   48.69   50.64   53.07
 84   28.11   29.82   31.39   32.27   34.38   35.87   37.68    124   40.63   42.94   45.05  46.42   49.06   51.01   53.46
 85   28.42   30.15   31.73   32.63   34.75   36.25   38.08    125   40.95   43.27   45.40  46.77   49.42   51.39   53.85
------------------------------------------------------------  -------------------------------------------------------------
 86   28.74   30.48   32.07   32.98   35.12   36.65   38.48    126   41.26   43.59   45.74  47.13   49.79   51.76   54.24
 87   29.05   30.80   32.42   33.33   35.49   37.03   38.88    127   41.58   43.92   46.08  47.48   50.16   52.15   54.63
 88   29.36   31.13   32.76   33.69   35.86   37.42   39.28    128   42.89   44.24   46.43  47.83   50.52   52.52   55.02
 89   29.67   31.45   33.10   34.04   36.23   37.80   39.69    129   42.20   44.58   46.77  48.19   50.90   52.90   55.41
 90   29.98   31.79   33.45   34.39   36.60   38.19   40.09    130   42.51   44.91   47.11  48.54   51.27   53.27   55.79
------------------------------------------------------------  -------------------------------------------------------------
 91   30.30   32.11   33.79   34.75   36.97   38.57   40.49    131   42.82   45.24   47.46  48.89   51.64   53.65   56.18
 92   30.62   32.44   34.14   35.10   37.34   38.96   40.89    132   43.14   45.57   47.80  49.25   52.00   54.02   56.56
 93   30.83   32.78   34.48   35.45   37.71   39.33   41.29    133   43.45   45.90   48.14  49.60   52.37   54.41   56.96
 94   31.23   33.10   34.81   35.81   38.07   39.70   41.69    134   43.77   46.22   48.48  49.96   52.73   54.78   57.35
 95   31.55   33.43   35.14   36.16   38.43   40.07   42.10    135   44.08   46.55   48.82  50.31   53.10   55.16   57.74
------------------------------------------------------------  -------------------------------------------------------------
 96   31.85   33.76   35.45   36.51   38.76   40.45   42.50    136   44.39   46.87   49.17  50.67   53.47   55.53   58.13
 97   32.18   34.08   35.78   36.87   39.12   40.84   42.91    137   44.70   47.21   49.52  51.03   53.83   55.91   58.52
 98   32.49   34.41   36.10   37.22   39.47   41.22   43.31    138   45.02   47.54   49.86  51.38   54.21   56.28   58.91
 99   32.81   34.73   36.46   37.57   39.85   41.60   43.71    139   45.33   47.87   50.20  51.73   54.57   56.67   59.29
100   33.12   35.07   36.80   37.93   40.22   41.97   44.10    140   45.65   48.19   50.54  52.09   54.95   57.05   59.69
------------------------------------------------------------  -------------------------------------------------------------
101   33.43   35.40   37.15   33.28   40.59   42.35   44.50    141   45.96   48.52   50.88  52.44   55.32   57.42   60.07
102   33.74   35.72   37.49   38.63   40.97   42.72   44.89    142   46.27   48.84   51.22  52.79   55.68   57.80   60.47
103   34.05   36.06   37.83   38.88   41.33   43.10   45.28    143   48.58   49.18   51.56  53.15   56.05   58.17   60.85
104   34.37   36.37   38.18   39.34   41.70   43.47   45.57    144   46.89   49.50   51.90  53.50   56.41   58.55   61.24
105   34.69   36.72   38.52   39.70   42.06   43.86   46.06    145   47.21   49.83   52.24  53.85   56.78   58.92   61.63
------------------------------------------------------------  -------------------------------------------------------------
106   35.00   37.03   38.87   40.05   42.44   44.24   46.44    146   47.52   50.15   52.58  54.20   57.15   59.28   62.00
107   35.31   37.37   39.21   40.41   42.80   44.61   46.84    147   47.84   50.48   52.92  54.53   57.51   59.64   62.36
108   35.63   37.70   39.55   40.77   43.17   44.99   47.21    148   48.14   50.81   53.25  54.87   57.86   60.00   62.73
109   35.93   38.02   39.89   41.12   43.53   45.36   47.62    149   48.45   51.12   53.59  55.20   58.22   60.36   63.08
110   36.25   38.35   40.24   41.47   43.90   45.74   47.99    150   48.73   51.44   53.82  55.54   58.57   60.73   63.44
------------------------------------------------------------  -------------------------------------------------------------

                                 Packages weighing over 70 pounds require a UPS Over 70 Pounds sticker
UPS NEXT DAY AIR
36 to 70 pounds


UPS PACKAGES

WEIGHT IN POUNDS

--------------------------------------------------------------------------------------
                                     ZONES
     ---------------------------------------------------------------------------------
       102     103     104     105     106     107     108     *124     125     *126
     ---------------------------------------------------------------------------------
36   $40.75   $44.75  $72.75  $76.75  $78.00  $79.50  $81.00  $78.25   $78.50  $84.25
37    41.50    45.50   74.25   78.50   79.50   81.00   82.75   80.00    80.00   86.25
38    42.25    46.25   75.75   80.25   81.25   82.75   84.50   82.00    82.00   88.00
39    43.00    47.00   77.25   82.00   83.00   84.50   86.25   83.75    83.75   89.75
40    43.75    48.00   78.75   83.75   84.75   86.25   88.00   85.50    85.50   91.50
--------------------------------------------------------------------------------------
41    44.50    49.00   80.25   85.25   86.25   88.00   89.75   87.00    87.00   93.00
42    45.25    50.00   81.75   86.75   88.00   89.75   91.50   88.25    88.25   94.25
43    46.00    51.00   83.25   88.25   89.50   91.25   93.00   89.50    89.50   95.50
44    47.00    52.00   84.75   89.75   91.25   93.00   94.75   90.50    90.50   96.50
45    48.00    53.00   86.25   91.00   92.75   94.50   96.25   91.75    91.75   97.75
--------------------------------------------------------------------------------------
46    48.75    54.00   87.75   92.25   94.25   96.00   97.75   92.25    92.25   98.25
47    49.50    55.00   89.25   93.50   95.75   97.50   99.50   93.00    93.00   98.75
48    50.25    56.00   90.75   94.75   97.25   99.25  101.00   93.75    93.75   99.75
49    51.00    57.00   92.25   96.00   98.75  100.75  102.50   95.00    95.00  101.00
50    51.75    58.25   93.75   97.25  100.50  102.25  104.25   96.25    96.25  102.25
--------------------------------------------------------------------------------------
51    52.75    59.50   95.25   98.75  102.25  104.25  106.25   97.25    97.25  103.25
52    53.75    60.75   96.75  100.25  104.00  106.00  108.00   98.75    98.50  104.25
53    54.75    62.00   98.25  101.75  105.75  108.00  110.00  100.00    99.25  105.25
54    55.75    63.25   99.75  103.25  107.25  109.75  112.00  101.00   100.00  106.25
55    56.75    64.50  101.25  104.75  109.00  111.75  113.75  103.00   102.00  108.00
--------------------------------------------------------------------------------------
56    57.50    65.75  102.75  106.25  110.50  113.75  115.75  104.75   104.50  110.00
57    58.50    67.00  104.25  107.75  112.00  115.50  117.75  107.00   107.00  112.50
58    59.50    68.25  105.75  109.25  113.75  117.50  119.75  109.50   109.75  114.75
59    60.50    69.50  107.25  110.75  115.25  119.50  121.75  111.25   111.75  117.00
60    61.50    71.00  109.00  112.25  116.75  121.25  123.50  113.25   113.75  119.00
--------------------------------------------------------------------------------------
61    62.75    72.50  110.75  114.50  119.00  123.50  126.25  115.75   116.25  121.50
62    64.00    74.00  112.50  116.50  121.50  125.50  128.75  117.75   118.25  123.50
63    65.25    75.50  114.25  118.50  123.00  127.75  131.25  119.75   120.25  125.75
64    66.50    77.00  116.00  120.50  125.25  130.00  133.50  121.75   122.50  127.75
65    67.75    78.50  117.75  122.50  127.25  132.25  135.75  123.50   124.25  129.50
--------------------------------------------------------------------------------------
68    69.25    80.00  119.50  124.50  129.50  134.25  138.00  125.00   125.50  130.75
67    70.50    81.50  121.25  126.50  131.50  136.50  140.25  126.75   127.25  132.75
68    71.75    83.00  123.00  128.50  133.50  138.75  142.50  128.75   129.25  134.75
69    73.00    84.50  124.75  130.50  135.75  141.00  144.75  130.25   130.75  136.25
70    74.50    86.00  126.75  132.50  137.75  143.00  147.00  132.25   133.00  138.25
--------------------------------------------------------------------------------------

See your UPS Zone Chart for Alaska zone designations. See your UPS Air Service Guide for Alaska and Hawaii time-in-transit information

                                   Packages weighing over 70 pounds require a ups over 70 Pounds sticker.
UPS NEXT DAY AIR
71 to 110 pounds

UPS PACKAGES

WEIGHT IN POUNDS

-------------------------------------------------------------------------------------------
                                    ZONES
    ---------------------------------------------------------------------------------------
      102     103      104      105      106      107      108     *124     125      *126
    ---------------------------------------------------------------------------------------
 71  $75.75  $87.50  $128.75  $134.50  $140.00  $145.25  $149.25  $135.00  $135.50  $140.50
 72   77.00   89.00   130.75   136.50   142.00   147.50   151.50   137.00   136.25   143.25
 73   78.25   90.50   132.75   138.50   144.00   149.50   153.75   139.75   137.50   145.00
 74   79.75   92.00   134.75   140.75   146.25   151.75   156.00   141.00   138.75   146.50
 75   81.00   93.50   136.75   142.75   148.25   154.00   158.25   142.00   140.00   148.25
-------------------------------------------------------------------------------------------
 76   82.25   95.00   139.00   144.75   150.50   156.25   160.50   144.75   143.00   150.25
 77   83.75   96.50   141.25   146.75   152.50   158.25   162.75   147.00   146.00   152.25
 78   85.00   98.00   143.50   148.75   154.50   160.50   165.00   149.75   149.00   155.00
 79   86.50   99.50   145.75   150.75   156.75   162.75   167.25   152.50   152.00   157.75
 80   87.75  101.25   148.25   152.75   158.75   164.75   169.50   155.00   155.00   160.50
-------------------------------------------------------------------------------------------
 81   89.25  103.00   150.50   154.75   161.00   167.00   171.75   157.50   158.00   163.00
 82   90.50  104.75   152.75   156.75   163.00   169.25   174.00   160.50   161.25   165.75
 83   92.25  106.50   154.75   158.75   165.00   171.50   176.00   162.50   163.75   167.75
 84   93.25  108.25   158.75   160.00   167.25   173.50   178.25   164.50   168.50   169.75
 85   94.50  110.00   158.75   162.75   169.25   175.75   180.50   166.50   169.00   172.00
-------------------------------------------------------------------------------------------
 86   95.75  111.75   160.75   165.00   171.50   176.00   182.75   168.75   171.50   174.25
 87   97.00  113.50   162.75   167.00   173.50   180.00   185.00   170.75   174.00   175.25
 88   98.25  115.25   164.75   169.00   175.50   182.25   187.25   172.75   176.75   178.25
 89   99.50  117.00   166.50   171.00   177.75   184.50   189.50   174.75   179.25  -180.25
 90  100.50  118.75   168.50   173.00   179.75   185.75   191.75   177.00   181.75   182.50
-------------------------------------------------------------------------------------------
 91  101.75  120.50   170.50   175.00   182.00   188.75   194.00   179.00   184.25   184.50
 92  103.00  122.25   172.00   177.00   184.50   191.00   196.25   181.00   188.75   186.75
 93  104.25  123.25   174.50   179.00   186.00   193.25   198.50   183.00   189.25   189.00
 94  105.50  124.75   176.50   181.00   188.25   195.50   200.75   185.25   191.75   191.00
 95  106.75  126.25   178.50   183.00   190.25   197.50   203.00   187.25   194.25   192.75
-------------------------------------------------------------------------------------------
 96  108.00  127.75   180.25   185.00   192.50   199.75   205.25   189.25   196.75   194.75
 97  109.00  129.00   182.25   187.00   194.50   202.00   207.50   191.25   199.60   196.75
 98  110.00  130.50   184.00   189.00   196.50   204.00   209.75   193.50   202.25   198.75
 99  111.50  132.00   185.75   191.25   198.75   206.25   212.00   195.75   204.75   201.00
100  112.75  133.50   187.25   192.00   199.50   207.00   212.75   196.50   206.25   202.00
-------------------------------------------------------------------------------------------
101  114.00  134.75   189.00   193.75   201.50   209.25   215.00   198.50   209.00   204.00
102  115.25  136.25   190.75   195.75   203.50   211.25   217.00   201.00   211.50   206.25
103  116.25  137.75   192.50   197.75   205.50   213.25   219.25   203.25   214.00   208.50
104  117.50  139.00   194.50   199.50   207.50   215.50   221.25   205.50   216.50   211.00
105  118.75  140.50   196.25   201.50   209.50   217.50   223.50   207.50   219.00   213.00
-------------------------------------------------------------------------------------------
106  120.00  142.00   198.25   203.50   211.50   219.50   225.50   209.75   221.75   215.50
107  121.25  143.50   200.00   205.25   213.50   221.50   227.75   212.00   224.25   217.75
108  122.50  144.75   202.00   207.25   215.50   223.75   229.75   214.25   226.50   219.75
109  123.50  146.25   203.75   209.25   217.50   225.75   232.00   215.00   228.75   221.50
110  124.75  147.75   205.75   211.00   219.50   227.75   234.00   217.50   229.75   223.00
-------------------------------------------------------------------------------------------

UPS 2ND DAY AIR
1 to 35 pounds

 . All rates are effective February 3, 1996.
 . Any fraction of a pound over the weight shown takes the next higher rate. . Refer to the Additional Information page in the back of the book.

UPS LETTERS AND PACKAGES

WEIGHT IN POUNDS

--------------------------------------------------------------------------------
                                         ZONES
        ------------------------------------------------------------------------
           202    203    204    205    206    207    208    *224    225    *226
        ------------------------------------------------------------------------
Letter   $ 5.50 $ 5.75 $ 6.00 $ 6.25 $ 6.50 $ 6.75 $ 7.00  $10.00 $ 9.75  $14.00
   1       6.00   6.25   6.50   6.75   7.25   7.75   8.00   11.25  10.75   22.50
   2       6.25   6.75   7.25   7.50   8.25   8.50   9.00   12.50  12.25   24.00
   3       6.75   7.25   8.00   8.50   9.25   9.75  10.00   14.00  14.25   25.50
   4       7.25   7.75   8.75   9.50  10.50  11.00  11.50   15.25  15.75   26.75
   5       7.75   8.50   9.50  10.50  12.00  12.50  13.00   16.50  17.00   27.75
--------------------------------------------------------------------------------
   6       8.50   9.25  10.50  11.50  13.50  14.25  14.75   18.50  18.75   28.75
   7       9.00  10.00  11.50  12.75  15.00  15.75  16.50   20.00  20.00   30.00
   8       9.50  10.75  12.25  14.00  16.50  17.50  18.25   21.50  21.25   31.50
   9      10.00  11.25  13.25  15.25  17.75  18.75  19.50   23.25  22.75   32.50
  10      10.50  12.00  14.00  16.25  19.00  20.00  20.75   25.00  24.00   34.00
--------------------------------------------------------------------------------
  11      11.00  12.50  15.00  17.25  20.25  21.25  22.00   26.75  25.75   35.00
  12      11.50  13.25  15.75  18.25  21.50  22.50  23.25   28.00  27.50   36.25
  13      12.25  13.75  16.50  19.25  22.75  23.50  24.50   29.25  29.00   37.00
  14      12.75  14.50  17.50  20.25  24.00  24.75  25.75   30.50  30.50   38.50
  15      13.25  15.00  18.25  21.25  25.25  26.00  27.00   32.25  32.00   40.75
--------------------------------------------------------------------------------
  16      13.75  15.75  19.00  22.25  26.50  27.25  28.25   33.50  33.50   42.25
  17      14.25  16.25  20.00  23.25  27.75  28.75  29.50   34.75  34.75   43.25
  18      14.75  17.00  20.75  24.00  29.00  30.00  31.00   36.25  36.25   45.00
  19      15.25  17.50  21.50  25.00  30.25  31.75  32.75   37.50  37.25   46.00
  20      15.75  18.25  22.25  26.00  31.50  33.25  34.50   39.25  38.50   47.25
--------------------------------------------------------------------------------
  21      16.25  18.75  23.00  27.00  32.75  34.75  36.25   41.00  40.00   49.00
  22      16.75  19.50  23.75  27.75  34.00  36.50  38.00   42.50  41.00   50.25
  23      17.25  20.00  24.50  28.75  35.25  38.00  39.50   44.25  42.00   51.50
  24      17.75  20.50  25.25  29.75  36.50  39.50  41.00   46.00  43.00   53.00
  25      18.25  21.25  26.00  30.75  37.75  40.75  42.50   47.25  44.25   54.25
--------------------------------------------------------------------------------
  26      18.75  21.75  26.75  31.50  39.00  42.00  44.00   48.75  45.25   55.50
  27      19.50  22.50  27.50  32.50  40.25  43.50  45.50   50.00  46.25   56.50
  28      20.00  23.00  28.25  33.50  41.50  44.75  47.00   51.25  47.25   57.50
  29      20.50  23.75  29.00  34.25  42.75  46.25  48.50   52.50  48.25   58.50
  30      21.00  24.25  29.75  35.25  44.00  47.50  50.00   54.25  49.50   59.75
--------------------------------------------------------------------------------
  31      21.50  24.75  30.75  36.25  45.25  49.00  51.50   55.25  50.25   60.50
  32      22.00  25.50  31.50  37.00  46.50  50.25  52.75   56.25  51.00   61.25
  33      22.50  26.00  32.25  38.00  47.75  51.50  54.00   57.50  51.75   61.75
  34      23.00  26.75  33.00  38.75  49.00  53.00  55.50   58.50  52.50   62.25
  35      23.50  27.25  33.75  39.75  50.25  54.25  56.75   59.50  53.50   62.75
--------------------------------------------------------------------------------

UPS 2ND DAY AIR    Packages weighing over 70 pounds require a UPS Over 70 Pounds
36 to 70 pounds    sticker.

UPS PACKAGES
WEIGHT IN POUNDS

--------------------------------------------------------------------------------------
                                                 ZONES
      --------------------------------------------------------------------------------
        202     203     204     205     206     207      208    *224     225     *226
      --------------------------------------------------------------------------------
 36   $24.00  $28.00  $34.50  $40.50  $51.50  $55.50  $ 58.00  $60.50  $54.50  $ 83.75
 37    24.50   28.50   35.25   41.50   52.75   57.00    59.25   61.50   55.50    64.75
 38    25.00   29.25   36.00   42.25   54.00   58.25    60.75   62.50   56.50    66.25
 39    25.75   29.75   36.75   43.25   55.00   59.50    62.25   63.50   57.50    68.00
 40    26.25   30.50   37.50   44.00   56.25   60.75    63.50   64.50   58.50    69.75
--------------------------------------------------------------------------------------
 41    26.75   31.25   38.25   45.00   57.50   62.25    65.00   65.50   59.75    71.00
 42    27.25   31.75   39.00   45.75   58.75   63.50    66.25   66.50   60.75    72.00
 43    28.00   32.50   39.75   46.75   59.75   64.75    67.50   67.50   61.75    73.00
 44    28.50   33.00   40.50   47.50   61.00   66.00    68.75   68.50   62.75    74.25
 45    29.00   33.75   41.25   48.50   62.25   67.25    70.00   69.50   63.75    75.25
--------------------------------------------------------------------------------------
 46    29.50   34.25   42.00   49.25   63.25   68.50    71.25   70.50   64.75    76.25
 47    30.00   35.00   42.75   50.25   64.50   69.75    72.50   71.50   65.75    77.00
 48    30.75   35.50   43.50   51.00   65.75   71.25    73.75   72.50   66.75    77.50
 49    31.25   36.25   44.25   52.00   67.00   72.50    75.00   73.50   67.75    78.00
 50    31.75   36.75   45.00   52.75   68.00   73.75    76.25   74.75   69.00    78.75
--------------------------------------------------------------------------------------
 51    32.25   37.50   45.75   53.75   69.25   75.00    77.50   76.00   70.25    79.50
 52    32.75   38.00   46.50   54.50   70.50   76.25    78.75   77.00   71.50    80.50
 53    33.25   38.75   47.25   55.50   71.50   77.50    80.00   78.00   72.75    81.50
 54    33.75   39.25   48.00   56.25   72.75   78.75    81.25   79.00   74.00    82.50
 55    34.25   40.00   48.75   57.25   73.75   80.00    82.50   80.25   75.25    83.75
--------------------------------------------------------------------------------------
 56    34.75   40.50   49.50   58.00   75.00   81.25    83.75   81.25   76.25    85.25
 57    35.25   41.25   50.25   59.00   76.25   82.50    85.00   82.25   77.25    86.75
 58    35.75   41.75   51.00   59.75   77.25   83.75    86.25   83.50   78.50    88.25
 59    36.25   42.25   51.75   60.75   78.50   85.00    87.50   84.75   79.75    89.75
 60    36.75   43.00   52.50   61.75   79.75   86.25    89.00   86.00   81.00    91.25
--------------------------------------------------------------------------------------
 61    37.50   43.50   53.25   62.50   80.75   87.50    90.25   87.25   82.25    93.50
 62    38.00   44.25   54.00   63.50   82.00   89.00    91.75   88.50   83.50    94.75
 63    38.50   44.75   54.75   64.50   83.25   90.25    93.00   89.75   84.75    96.50
 64    39.00   45.50   55.50   65.50   84.50   91.50    94.50   91.00   85.75    98.00
 65    39.50   46.25   56.25   66.50   85.75   93.00    95.75   92.00   87.00    99.50
--------------------------------------------------------------------------------------
 66    40.25   46.75   57.25   67.25   86.75   94.25    97.25   93.25   88.25   101.25
 67    40.75   47.50   58.00   68.25   88.00   95.50    98.50   94.00   89.50   101.75
 68    41.25   48.00   58.75   69.25   89.25   97.00   100.00   95.00   90.75   102.50
 69    41.75   48.75   59.75   70.25   90.50   98.25   101.25   96.00   91.75   103.50
 70    42.25   49.50   60.50   71.25   91.75   99.50   102.75   97.00   92.75   104.50
--------------------------------------------------------------------------------------

*See your UPS Zone Chart for Alaska zone designations. See your UPS Air Service Guide for Alaska time-in-transit information.

UPS 2ND DAY AIR    Packages weighing over 70 pounds require a UPS Over 70 Pounds
71 to 110 pounds   sticker.

UPS PACKAGES

WEIGHT IN POUNDS

------------------------------------------------------------------------------------------
                                          ZONES
     -------------------------------------------------------------------------------------
       202     203     204      205      206      207      208     *224      225     *226
     -------------------------------------------------------------------------------------
 71  $43.00  $50.00  $61.25  $ 72.25  $ 92.75  $101.00  $104.00  $ 98.25  $ 93.75  $105.25
 72   43.50   50.75   62.25    73.50    94.00   102.25   105.50    98.75    94.50   105.75
 73   44.00   51.50   63.00    74.50    95.25   103.50   106.75    99.25    95.25   106.25
 74   44.50   52.00   63.75    75.50    96.50   105.00   108.25   100.25    96.00   106.75
 75   45.25   52.75   64.75    76.50    97.50   106.25   109.50   101.25    96.75   107.25
------------------------------------------------------------------------------------------
 76   45.75   53.25   65.50    77.50    98.75   107.50   111.00   102.25    97.25   107.75
 77   46.25   54.00   66.25    78.50   100.00   108.75   112.25   102.75    97.75   108.25
 78   46.75   54.75   67.25    79.50   101.00   110.25   113.75   103.25    98.25   108.75
 79   47.50   55.25   68.00    80.50   102.25   111.50   115.00   103.75    98.75   109.25
 80   48.00   56.00   69.00    81.50   103.50   112.75   116.50   104.25    99.50   109.75
------------------------------------------------------------------------------------------
 81   48.50   56.50   69.75    82.50   104.75   114.25   117.75   104.75   100.50   110.25
 82   49.00   57.25   70.50    83.50   106.00   115.50   119.25   105.25   101.25   110.75
 83   49.50   58.00   71.50    84.50   107.00   116.75   120.50   105.75   102.00   111.25
 84   50.25   58.50   72.25    85.50   108.25   118.25   122.00   106.25   103.25   111.75
 85   50.75   59.25   73.00    86.50   109.50   119.50   123.25   106.75   104.75   112.25
------------------------------------------------------------------------------------------
 86   51.25   59.75   74.00    87.50   110.75   120.75   124.75   107.25   106.25   112.75
 87   51.75   60.50   74.75    88.50   112.00   122.00   126.00   107.75   107.75   113.25
 88   52.50   61.25   75.50    89.50   113.25   123.50   127.50   108.25   109.25   113.75
 89   53.00   61.75   76.25    90.50   114.25   124.75   128.75   108.75   110.75   114.25
 90   53.50   62.50   77.25    91.50   115.50   126.00   130.25   109.25   112.25   114.75
------------------------------------------------------------------------------------------
 91   54.00   63.25   78.00    92.50   116.75   127.50   131.50   109.75   113.75   115.25
 92   54.75   63.75   78.75    93.50   118.00   128.75   133.00   110.25   115.25   115.75
 93   55.25   64.50   79.50    94.50   119.25   130.00   134.25   110.75   116.75   116.25
 94   55.75   65.00   80.50    95.50   120.50   131.25   135.75   111.50   118.25   117.25
 95   56.25   65.75   81.25    96.50   121.75   132.50   137.00   112.50   119.75   118.25
------------------------------------------------------------------------------------------
 96   56.75   66.25   82.00    97.25   123.00   133.75   138.25   113.50   121.25   119.25
 97   57.50   67.00   82.75    98.25   124.00   135.00   139.50   114.50   122.75   120.25
 98   58.00   67.50   83.50    99.00   125.00   136.25   140.75   115.50   124.25   121.25
 99   58.50   68.00   84.25   100.00   126.25   137.50   142.00   116.75   125.75   122.25
100   59.00   68.75   85.00   100.75   127.50   138.75   143.25   117.25   127.00   123.25
------------------------------------------------------------------------------------------
101   59.50   69.25   85.75   101.50   128.75   140.00   144.50   117.75   128.25   124.00
102   60.00   70.00   86.50   102.50   130.00   141.25   145.75   118.75   129.50   125.00
103   60.50   70.50   87.25   103.50   131.25   142.50   147.00   119.75   130.75   126.00
104   61.00   71.25   88.00   104.50   132.50   143.75   148.25   121.00   132.00   127.00
105   61.50   71.75   88.75   105.50   133.75   145.00   149.75   122.00   133.25   128.00
------------------------------------------------------------------------------------------
106   62.00   72.50   89.50   106.50   135.00   146.50   151.25   123.00   134.50   129.00
107   62.75   73.25   90.25   107.50   136.25   148.00   152.75   124.00   135.75   130.00
108   63.25   74.00   91.25   108.50   137.50   149.25   154.00   125.25   137.00   131.00
109   63.75   74.50   92.00   109.50   138.75   150.75   155.50   126.25   138.25   132.00
110   64.50   75.25   92.75   110.50   140.00   152.00   157.00   127.50   139.50   133.25
------------------------------------------------------------------------------------------

                                 Packages weighing over 70 pounds require a UPS Over 70 Pounds sticker.
UPS 2ND DAY AIR
111 to 150 pounds

UPS PACKAGES

WEIGHT IN POUNDS

-----------------------------------------------------------------------------------------
                                           ZONES
    -------------------------------------------------------------------------------------
     202     203     204      205      206      207      208     *224      225     *226
    -------------------------------------------------------------------------------------
111 $65.00  $76.00  $83.75  $111.50  $141.25  $153.50  $158.25  $128.50  $140.75  $134.25
112  65.50   76.50   94.50   112.50   142.50   154.75   159.75   129.50   142.00   135.50
113  66.25   77.25   95.50   113.50   143.75   156.25   161.25   130.50   143.25   136.50
114  66.75   78.00   96.25   114.50   145.00   157.50   162.75   131.50   144.25   137.50
115  67.25   78.75   97.00   115.50   146.25   159.00   164.00   132.75   145.25   138.50
-----------------------------------------------------------------------------------------
116  68.00   79.25   98.00   116.50   147.50   160.25   165.50   134.00   146.25   139.75
117  68.50   80.00   98.75   117.50   148.75   161.75   167.00   135.00   147.25   140.75
118  69.00   80.75   99.75   118.50   150.00   163.00   168.25   136.00   148.50   141.75
119  69.75   81.50  100.50   119.50   151.25   164.50   169.75   137.00   149.75   143.00
120  70.25   82.00  101.25   120.50   152.50   165.75   171.25   138.00   151.25   144.00
-----------------------------------------------------------------------------------------
121  70.75   82.75  102.25   121.50   153.75   167.25   172.75   139.00   152.50   145.00
122  71.50   83.50  103.00   122.50   155.00   168.50   174.00   140.25   153.75   146.25
123  72.00   84.00  104.00   123.50   156.25   170.00   175.50   141.25   155.00   147.25
124  72.50   84.75  104.75   124.50   157.50   171.25   177.00   142.50   156.00   148.25
125  73.25   85.50  106.50   125.50   158.75   172.75   178.25   143.50   157.25   149.25
-----------------------------------------------------------------------------------------
126  73.75   86.25  106.50   126.50   160.00   174.25   179.75   144.50   158.50   150.50
127  74.25   86.75  107.25   127.50   161.25   175.50   181.25   145.50   160.00   151.50
128  75.00   87.50  108.25   128.50   162.50   177.00   182.75   146.75   161.25   152.75
129  75.50   88.25  109.00   129.50   163.75   178.25   184.00   147.75   162.50   153.75
130  76.00   89.00  109.75   130.50   165.00   179.75   185.50   148.75   163.75   154.75
-----------------------------------------------------------------------------------------
131  76.75   89.50  110.75   131.50   166.25   181.00   187.00   149.75   165.00   155.75
132  77.25   90.25  111.50   132.50   167.50   182.50   188.25   151.00   166.25   156.75
133  77.75   91.00  112.25   133.50   168.75   183.75   189.75   152.00   167.25   158.00
134  78.50   91.75  113.25   134.50   170.00   185.25   191.00   153.25   168.75   159.25
135  79.00   92.25  114.00   135.50   171.25   186.50   192.50   154.25   170.00   160.25
-----------------------------------------------------------------------------------------
136  79.50   93.00  115.00   136.50   172.50   188.00   194.00   155.25   171.25   161.25
137  80.25   93.75  115.75   137.50   173.75   189.25   195.50   156.25   172.50   162.25
138  80.75   94.25  116.50   138.50   175.00   190.75   197.00   157.25   173.75   163.25
139  81.25   95.00  117.50   139.50   176.25   192.00   198.25   158.25   175.00   164.25
140  82.00   95.75  118.25   140.50   177.50   193.50   199.75   159.75   176.50   165.75
-----------------------------------------------------------------------------------------
141  82.50   96.50  119.25   141.50   178.75   194.75   201.25   160.75   177.75   167.00
142  83.00   97.00  120.00   142.50   180.00   196.25   202.50   161.75   178.75   168.25
143  83.75   97.75  120.75   143.50   181.25   197.50   204.00   162.75   180.00   169.25
144  84.25   98.50  121.75   144.50   182.50   199.00   205.50   163.75   181.25   170.25
145  84.75   99.25  122.50   145.50   183.75   200.25   207.00   164.75   182.50   171.25
-----------------------------------------------------------------------------------------
146  85.00   99.75  123.50   146.50   185.00   201.75   208.25   165.75   183.75   172.25
147  86.00  100.50  124.25   147.50   186.25   203.25   209.75   167.00   185.25   173.25
148  86.75  101.25  125.00   148.50   187.50   204.50   211.25   168.25   186.50   174.25
149  87.25  102.00  126.00   149.50   188.75   206.00   212.50   169.25   187.75   175.25
150  87.75  102.50  126.75   150.50   190.00   207.25   214.00   170.25   189.00   176.25
-----------------------------------------------------------------------------------------

See your UPS Zone Chart for Alaska some designations. See your UPS Air Service Guide for Alaska time-in-transit information.

                                                      Effective February 4, 1995

--------------------------------------------------------------------------------
               UPS HUNDREDWEIGHT SERVICE' MULTI-TIER RATE CHART
--------------------------------------------------------------------------------

UPS Hundredweight Service with Weight Break Pricing offers a significant savings opportunity for your ground. 3 Day Select. 2nd Day Air, and Next Day Air shipments of 500 pounds or more.

--------------------------------------------------------------------------------
                GROUND SERVICE WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

RATES PER HUNDREDWEIGHT (CWT)                                  ZONES
Tiers' Classes Shipment Billed Weight     2       3       4      5        6       7       8
------------------------------------------------------------------------------------------------
01        50                           $ 9.35  $12.15  $15.60  $17.20  $20.15  $22.30  $24.95
               500 pounds or more      $ 7.70  $ 9.95  $13.20  $14.80  $17.40  $19.45  $21.70
------------------------------------------------------------------------------------------------
02      55.60                          $ 9.75  $12.60  $16.00  $18.35  $21.35  $23.80  $26.50
               500 pounds or more      $ 8.40  $10.80  $13.65  $15.90  $18.65  $20.75  $23.10
------------------------------------------------------------------------------------------------
03        65                           $10.50  $13.35  $16.60  $19.20  $22.75  $25.15  $28.10
               500 pounds or more      $ 9.00  $11.60  $14.45  $17.55  $20.70  $22.90  $25.55
------------------------------------------------------------------------------------------------
04        70                           $10.65  $14.25  $17.60  $20.90  $24.30  $26.70  $29.75
               500 pounds or more      $ 9.50  $13.05  $15.95  $19.00  $22.10  $24.30  $27.10
------------------------------------------------------------------------------------------------
05      77.5                           $10.85  $14.35  $18.05  $22.10  $25.60  $28.50  $31.40
               500 pounds or more      $10.35  $13.55  $16.90  $21.05  $24.40  $27.00  $29.80
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UPS 3 DAY SELECT WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

RATES PER HUNDREDWEIGHT (CWT)                                  ZONES
Tiers' Classes Shipment Billed Weight    32      33      34     35       36      37      38
------------------------------------------------------------------------------------------------
01        50                           $18.95  $19.90  $21.50  $22.50  $28.95  $47.95  $51.75
               500 pounds or more      $15.15  $15.90  $17.00  $18.90  $24.30  $40.25  $43.45
------------------------------------------------------------------------------------------------
02      55.60                          $20.80  $21.95  $24.25  $24.75  $33.95  $51.50  $53.50
               500 pounds or more      $17.45  $18.20  $20.60  $21.30  $29.20  $44.25  $46.00
------------------------------------------------------------------------------------------------
03        65                           $21.35  $22.95  $25.75  $26.25  $38.65  $57.50  $62.05
               500 pounds or more      $18.15  $19.50  $21.90  $23.60  $34.80  $51.75  $55.85
------------------------------------------------------------------------------------------------
04        70                           $24.75  $26.55  $28.75  $29.25  $41.55  $63.25  $66.95
               500 pounds or more      $22.00  $23.60  $25.60  $26.30  $37.40  $56.95  $60.25
------------------------------------------------------------------------------------------------
05      77.5                           $25.95  $27.75  $31.75  $32.95  $44.75  $66.85  $72.95
               500 pounds or more      $24.15  $25.50  $29.20  $31.00  $42.00  $62.15  $67.85
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AIR SERVICE WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

                                              UPS 2ND DAY AIR     UPS NEXT DAY AIR
RATES PER POUND                                     ZONE                ZONE
Tiers'    Classes   Shipment Billed Weight           12                  22
------------------------------------------------------------------------------------------------
01           50                                   $0.75               $1.10
                    500 pounds or more            $0.73               $1.05
------------------------------------------------------------------------------------------------
02         55.60                                  $0.80               $1.20
                    500 pounds or more            $0.78               $1.15
------------------------------------------------------------------------------------------------
03           65                                   $0.85               $1.30
                    500 pounds or more            $0.83               $1.25
------------------------------------------------------------------------------------------------
04           70                                   $0.90               $1.40
                    500 pounds or more            $0.??               $1.35
------------------------------------------------------------------------------------------------
05         77.5                                   $0.95               $1.50
                    500 pounds or more            $0.93               $????
------------------------------------------------------------------------------------------------

* Please refer to your Hundredweight Service Contact Carrier Agreement for your applicable rate list

                                                      Effective February 4, 1995

--------------------------------------------------------------------------------
               UPS HUNDREDWEIGHT SERVICE' MULTI-TIER RATE CHART
--------------------------------------------------------------------------------

UPS Hundredweight Service with Weight Break Pricing offers a significant savings opportunity for your ground. 3 Day Select. 2nd Day Air, and Next Day Air shipments of 500 pounds or more.

--------------------------------------------------------------------------------
                GROUND SERVICE WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

RATES PER HUNDREDWEIGHT (CWT)                                  ZONES
Tiers' Classes Shipment Billed Weight     2       3       4      5        6       7       8
------------------------------------------------------------------------------------------------
01        50                           $ 9.35  $12.15  $15.60  $17.20  $20.15  $22.30  $24.95
               500 pounds or more      $ 7.70  $ 9.95  $13.20  $14.80  $17.40  $19.45  $21.70
------------------------------------------------------------------------------------------------
02      55.60                          $ 9.75  $12.60  $16.00  $18.35  $21.35  $23.80  $26.50
               500 pounds or more      $ 8.40  $10.80  $13.65  $15.90  $18.65  $20.75  $23.10
------------------------------------------------------------------------------------------------
03        65                           $10.50  $13.35  $16.60  $19.20  $22.75  $25.15  $28.10
               500 pounds or more      $ 9.00  $11.60  $14.45  $17.55  $20.70  $22.90  $25.55
------------------------------------------------------------------------------------------------
04        70                           $10.65  $14.25  $17.60  $20.90  $24.30  $26.70  $29.75
               500 pounds or more      $ 9.50  $13.05  $15.95  $19.00  $22.10  $24.30  $27.10
------------------------------------------------------------------------------------------------
05      77.5                           $10.85  $14.35  $18.05  $22.10  $25.60  $28.50  $31.40
               500 pounds or more      $10.35  $13.55  $16.90  $21.05  $24.40  $27.00  $29.80
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               UPS 3 DAY SELECT WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

RATES PER HUNDREDWEIGHT (CWT)                                  ZONES
Tiers' Classes Shipment Billed Weight    32      33      34     35       36      37      38
------------------------------------------------------------------------------------------------
01        50                           $18.95  $19.90  $21.50  $22.50  $28.95  $47.95  $51.75
               500 pounds or more      $15.15  $15.90  $17.00  $18.90  $24.30  $40.25  $43.45
------------------------------------------------------------------------------------------------
02      55.60                          $20.80  $21.95  $24.25  $24.75  $33.95  $51.50  $53.50
               500 pounds or more      $17.45  $18.20  $20.60  $21.30  $29.20  $44.25  $46.00
------------------------------------------------------------------------------------------------
03        65                           $21.35  $22.95  $25.75  $26.25  $38.65  $57.50  $62.05
               500 pounds or more      $18.15  $19.50  $21.90  $23.60  $34.80  $51.75  $55.85
------------------------------------------------------------------------------------------------
04        70                           $24.75  $26.55  $28.75  $29.25  $41.55  $63.25  $66.95
               500 pounds or more      $22.00  $23.60  $25.60  $26.30  $37.40  $56.95  $60.25
------------------------------------------------------------------------------------------------
05      77.5                           $25.95  $27.75  $31.75  $32.95  $44.75  $66.85  $72.95
               500 pounds or more      $24.15  $25.50  $29.20  $31.00  $42.00  $62.15  $67.85
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  AIR SERVICE WITHIN THE 48 CONTIGUOUS STATES
--------------------------------------------------------------------------------

                                              UPS 2ND DAY AIR     UPS NEXT DAY AIR
RATES PER POUND                                     ZONE                ZONE
Tiers'    Classes   Shipment Billed Weight           12                  22
------------------------------------------------------------------------------------------------
01           50                                   $0.75               $1.10
                    500 pounds or more            $0.73               $1.05
------------------------------------------------------------------------------------------------
02         55.60                                  $0.80               $1.20
                    500 pounds or more            $0.78               $1.15
------------------------------------------------------------------------------------------------
03           65                                   $0.85               $1.30
                    500 pounds or more            $0.83               $1.25
------------------------------------------------------------------------------------------------
04           70                                   $0.90               $1.40
                    500 pounds or more            $0.??               $1.35
------------------------------------------------------------------------------------------------
05         77.5                                   $0.95               $1.50
                    500 pounds or more            $0.93               $????
------------------------------------------------------------------------------------------------

* Please refer to your Hundredweight Service Contact Carrier Agreement for your applicable rate list